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                                                                    EXHIBIT 10.7

                       [LOGO OF AMERICAN EXPRESS COMPANY]

                            AMERICAN EXPRESS COMPANY

                        1998 INCENTIVE COMPENSATION PLAN

                                MASTER AGREEMENT

                             DATED JANUARY 22, 2007
                 (for awards made on or after January 22, 2007)

                 ---------------------------------------------


         Nonqualified Stock Options, Restricted Stock Awards, UK Stock Options and Letter of Intent Awards ("Awards") are issued pursuant to the 1998 Incentive Compensation Plan, as amended (the "Plan") of American Express Company (the "Company") at the discretion and subject to the administration of the Compensation and Benefits Committee, or its successor (the "Committee") of the Board of Directors of the Company (the "Board"). Awards issued on or after January 22, 2007 shall contain the general terms set forth in the applicable provisions of this Master Agreement. The specific terms of individual Awards will be contained in the Award Schedule(s) delivered to participants in the Plan (the "Participants"). All Awards shall be subject to the Plan, the Plan being incorporated into this Master Agreement by reference and made a part hereof. As used herein, the term "shares" refers to the common shares of the Company having a par value of $.60 per share, or the shares of any other stock of any other class into which such shares may thereafter be changed.

SECTION I

                    MASTER AGREEMENT PROVISIONS RELATING TO
                      A GRANT OF NONQUALIFIED STOCK OPTION

         1. Sections I and V of this Master Agreement, together with an Award Schedule referring to Section I of this Master Agreement, shall contain the terms of a specific Nonqualified Stock Option ("Option") issued to a Participant. Each Award Schedule shall specify the number of shares subject to the Option, the Option Date of Grant, the Option Exercise Date(s), the Option Exercise Price and any additional terms applicable to the Option. Such additional terms may address any matter deemed appropriate by the Committee or its delegate and may include terms not contained in this Master Agreement and/or may delete terms contained in this Master Agreement. A stock appreciation right is included herein only if specifically approved by the Committee and reflected in an Award Schedule.

         2. Unless otherwise determined by the Committee and subject to the provisions of this Master Agreement and the applicable provisions of the Plan, a Participant may exercise this Option as follows:

                  (a) No part of this Option may be exercised before the first Option Exercise Date listed in the Award Schedule or after the expiration of ten years from the Date of Grant set forth in the Award Schedule;

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                  (b) At any time or times on or after the first Option Exercise
         Date listed in the Award Schedule, a Participant may exercise this Option as to any number of shares which, when added to the number of shares as to which a Participant has theretofore exercised this Option, if any, will not exceed 25% of the total number of shares covered hereby;

                  (c) At any time or times on or after the second Option Exercise Date listed in the Award Schedule, a Participant may exercise this Option as to any number of shares which, when added to the number of shares as to which a Participant has theretofore exercised this Option, if any, will not exceed 50% of the total number of shares covered hereby;

                  (d) At any time or times on or after the third Option Exercise Date listed in the Award Schedule, a Participant may exercise this Option as to any number of shares which, when added to the number of shares as to which a Participant has theretofore exercised this Option, if any, will not exceed 75% of the total number of shares covered hereby; and

                  (e) At any time or times on or after the fourth Option Exercise Date listed in the Award Schedule and thereafter through the expiration date of this Option, a Participant may exercise this Option as to any number of shares which, when added to the number of shares as to which the Participant has theretofore exercised this Option, if any, will not exceed the total number of shares covered hereby.

This Option may not be exercised for a fraction of a share.

         3. A Participant may not exercise this Option and, if applicable, any stock appreciation right included herein, unless all of the following conditions are met:

                  (a) Legal counsel for the Company must be satisfied at the time of exercise that the issuance of shares upon exercise will be in compliance with the Securities Act of 1933, as amended, and applicable United States federal, state, local and foreign laws;

                  (b) The Participant must pay at the time of exercise the full purchase price for the shares being acquired hereunder, by (i) paying in cash in United States dollars (which may be in the form of a check),
         (ii) tendering shares owned by the Participant which have a fair market value equal to the full purchase price for the shares being acquired, such fair market value to be determined in such reasonable manner as may be provided from time to time by the Committee or as may be required in order to comply with the requirements of any applicable laws or regulations, or (iii) if permitted by the Committee, by authorizing a third party to sell, on behalf of the Participant, the appropriate number of shares otherwise issuable to the Participant upon the exercise of this Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise, or (iv) tendering a combination of the forms of payment provided for in this Subparagraph 3(b); and

                  (c) The Participant must, at all times during the period beginning with the Date of Grant of this Option and ending on the date of such exercise, have been employed by the Company or an

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         Affiliate (as defined in the Plan) or have been engaged in a period of
         Related Employment (as defined in the Plan). However, if the Participant ceases to be so employed or terminates a period of Related Employment by reason of the Participant's disability or retirement (as such terms are defined in the Plan and interpreted and administered by the Committee) while holding this Option which has not expired and has not been fully exercised, the Participant may, at any time within five years of the date of the onset of such disability (but in no event after the expiration of this Option under Paragraph 2(a) above with respect to ten years from the Date of Grant) or in the case of retirement until the expiration of the Option under Paragraph 2(a) above, exercise this Option with respect to the number of shares, after giving full effect to the gradual vesting provisions of Paragraph 2 above, as to which the Participant could have exercised this Option on the date of the onset of such disability or retirement, or with respect to such greater number of shares as determined by the Committee in its sole discretion, and any remaining portion of this Option shall be canceled by the Company. In the event the Participant's employment by the Company and its Affiliates or Related Employment terminates for reasons other than disability or retirement as described in this Subparagraph 3(c) or death as described in Paragraph 4 below, this Option shall be canceled by the Company; provided, however, if within two years following a Change in Control (as defined in Section V of this Master Agreement), a Participant is terminated under circumstances that would entitle the Participant to severance under an applicable U.S. severance plan (other than Constructive Termination, as defined in the applicable plan), the Participant may, at any time within 90 days following such termination (but in no event after the expiration of this Option under Paragraph 2(a) above with respect to ten years from the Date of Grant), exercise this Option with respect to the number of shares as to which the Participant could have exercised this Option on the date of such termination. For any other Participant not covered by a U.S. severance plan, the 90-day extension period shall apply if the Participant is terminated within two years following a Change in Control and the Participant would have been entitled to severance under the applicable U.S. severance plan had the Participant been a U.S. employee.

         4. Except as otherwise determined by the Committee, a Participant may not assign, transfer, pledge, hypothecate or otherwise dispose of this Option (and any stock appreciation right included herein), except by will or the laws of descent and distribution, and this Option is exercisable during the Participant's lifetime only by the Participant. If the Participant or anyone claiming under or through the Participant attempts to violate this Paragraph 4, such attempted violation shall be null and void and without effect, and the Company's obligation to make any further payments (stock or cash) hereunder shall terminate. If at the time of the Participant's death this Option has not been fully exercised, the Participant's estate or any person who acquires the right to exercise this Option by bequest or inheritance or by reason of the Participant's death may, at any time within five years after the date of the Participant's death (but in no event after the expiration of this Option under Paragraph 2(a) above with respect to ten years from the Date of Grant or the time period described in Paragraph 3(c) above with respect to disability), exercise this Option with respect to the number of shares, after giving full effect to the gradual vesting provisions of Paragraph 2 above, as to which the Participant could have exercised this Option at the time of the Participant's death, or with respect to such greater number of shares as determined by the Committee in its sole discretion. The Committee may, in its discretion,

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provide the Participant's estate, or any person acquiring the right to exercise this Option upon the Participant's death, a minimum of six months to exercise this Option without regard to the expiration of this Option under Paragraph 2(a) above. The applicable requirements of Paragraph 3 above must be satisfied at the time of such exercise.

         5. In the event of any change in the outstanding shares of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, subdivision or exchange of shares, sale by the Company of all or part of its assets, distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event occurring after the Date of Grant specified in the Award Schedule and prior to its exercise in full, the Committee shall make such adjustment in the number and kind of shares for which this Option may then be exercised and the Option Exercise Price per share as may be determined to be appropriate by the Committee, in its sole discretion, so as to reflect such change, and such adjustments shall be final, conclusive and binding for all purposes of the Plan, this Master Agreement and any Award Schedule. In the event that the Company or any of its Affiliates is a participant in a corporate merger, consolidation or other similar transaction, neither the Company nor such Affiliate shall be obligated to cause any other participant in such transaction to assume this Option or to substitute a new option for this Option.

         6. (a) If approved by the Committee and subject to the conditions specified in Paragraph 6(b) below, within such time or times as this Option shall be exercisable in whole or in part and to the extent that it shall then be exercisable in accordance with Paragraph 2 above, the Participant (or any person acting under Paragraph 4 above) may surrender unexercised this Option or any portion thereof which is then exercisable to the Company and receive from the Company in exchange therefor that number of shares having an aggregate value equal to 100% of the excess of the value of one share over the Option Exercise Price per share heretofore specified times the lesser of (i) the number of shares as to which this Option then is exercisable or (ii) the number of shares as to which this Option is surrendered to the Company. This right to surrender unexercised this Option or any portion thereof which is then exercisable is referred to herein as a "stock appreciation right." No fractional shares shall be delivered, but in lieu thereof a cash adjustment shall be made.

            (b) If granted by the Committee, the stock appreciation right may be exercised only if, and to the extent that,

                           (A) this Option is at the time exercisable, and

                           (B) on the date of exercise (1) this Option will, in
                  accordance with Paragraph 2(a) above, expire within 30 days, or (2) the Participant has ceased to be an employee of the Company or an Affiliate thereof or terminated a period of Related Employment by reason of the Participant's disability or retirement (as defined in the Plan), or (3) the Participant has died.

         Notwithstanding Paragraph 6(b)(ii) above, but subject to the conditions of Paragraph 6(b)(i) above, (1) the ability to exercise a stock appreciation right may be further limited to the extent determined by the Committee as necessary or desirable to comply with applicable provisions of United States federal, state, local or foreign law or regulation, and (2) if the Participant is on the date

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         of exercise an executive officer of the Company as that term is defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder (an "Insider"), the stock appreciation right may be exercised only with respect to a maximum of 50% of the shares subject to this Option granted hereunder, unless otherwise determined by the Committee.

            (c) The Committee may elect from time to time in its sole discretion to settle the obligation arising out of the exercise of the stock appreciation right, by the payment of cash equal to the aggregate value of the shares it otherwise would be obligated to deliver or partly by the payment of cash and partly by the delivery of shares.

            (d) For all purposes under this Paragraph 6, the value of a share shall be the fair market value thereof, as determined by the Committee, on the last business day preceding the date of the election to exercise the stock appreciation right, provided that if notice of such election is received by the Committee more than three business days after the date of such election (as such date of election is stated in the notice of election), the Committee may, but need not, determine the value of a share as of the day preceding the date on which the notice of election is received.

         7. It shall be a condition to the obligation of the Company to furnish shares upon exercise of this Option or settlement of a stock appreciation right by delivery of shares and/or cash (a) that the Participant (or any person acting under Paragraph 4 above) pay to the Company or its designee, upon its demand, in accordance with Paragraph 18(f) of the Plan, such amount as may be demanded for the purpose of satisfying its obligation or the obligation of any of its Affiliates or other person to withhold United States federal, state, local or foreign income, employment or other taxes incurred by reason of the exercise of this Option or the settlement of the stock appreciation right or the transfer of shares thereupon, (b) whether the settlement of the stock appreciation right is to be made by delivery of shares or by the payment of cash, that the Participant (or any person acting under Paragraph 4 above) execute such forms as the Committee shall prescribe for the purpose of evidencing the surrender of this Option in whole or in part, as the case may be, and (c) that the Participant (or any person acting under Paragraph 4 above) provide the Company with any forms, documents or other information reasonably required by the Company in connection with the grant. The Company shall have the right to deduct or cause to be deducted from any payment made in settlement of a stock appreciation right any United States federal, state, local or foreign income, employment or other taxes that it determines are required by law to be withheld with respect to such payment. If the amount requested for the purpose of satisfying the withholding obligation is not paid, the Company may refuse to furnish shares upon exercise of this Option or shares and/or cash upon settlement of the stock appreciation right.

SECTION II

                    MASTER AGREEMENT PROVISIONS RELATING TO
                           AWARDS OF RESTRICTED STOCK

         1. Sections II and V of this Master Agreement, together with an Award Schedule referring to Section II of this Master Agreement, shall contain the terms of a specific Restricted Stock Award ("RSA") issued to a Participant. Each Award Schedule shall specify the number of shares awarded, the Award Date, the Expiration Date and any additional terms applicable to the Award. Such additional terms may address any matter deemed appropriate by the

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Committee or its delegate and may include terms not contained in this Master
Agreement and/or may delete terms contained in this Master Agreement.

         2. An RSA consists of the number of shares specified in an Award Schedule and is subject to the provisions of the Plan. In addition, the following terms, conditions and restrictions apply to RSAs issued under the
Plan:

                  (a) Except as otherwise determined by the Committee, such shares cannot be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of (except that Participants may designate a beneficiary as provided herein) on or before the Expiration Date and prior to the subsequent issuance to a Participant (or, in the event of a Participant's death, the Participant's designated beneficiary) of a certificate for such shares free of any legend or other transfer restriction relating to the terms, conditions and restrictions provided for in the Award Schedule or this Master Agreement. If a Participant or anyone claiming under or through such Participant attempts to violate this Subparagraph 2(a), such attempted violation shall be null and void and without effect, and the Company's obligation to make any further payments or deliveries (in stock or cash) hereunder shall terminate.

                  (b) An RSA shall be evidenced by a share certificate or an uncertificated book entry memo position maintained by the Company's transfer agent and registrar.

                  (c) If (i) a Participant's continuous employment with the Company and its Affiliates (as defined in the Plan) shall terminate for any reason on or before the Expiration Date, except for a period of Related Employment (as defined in the Plan), and except as provided in Paragraph 2(d) below or (ii) within the period following the Expiration Date as determined by the Committee, a Participant (or such Participant's designated beneficiary) has not paid to the Company or such Affiliate or other person an amount equal to any United States federal, state, local or foreign income, employment or other taxes which the Company determines is required to be withheld in respect of such shares, or fails to provide such information as is described in Paragraph 4 below, then, unless the Committee determines otherwise, the Participant's RSA or portion thereof shall be automatically terminated, cancelled, and rendered null and void as of the Expiration Date without any action on the part of the Company, and the Company shall be deemed to have exercised its repurchase option without the requirement of any payment, and shall be entitled to the return from such Participant (or the Participant's designated beneficiary or the Secretary of the Company) of any share certificate(s) issued in respect of the Award or the cancellation of any book entry memo position maintained by the Company's transfer agent and registrar with respect to a Participant's RSA.

                  (d) On or before the Expiration Date, the Committee shall have the authority, in its sole discretion, to determine whether and to what extent, the termination provisions of Paragraph 2(c) shall cease to be effective with respect to a Participant's Award in the following situations:

                           (i) a Participant shall die or have a termination of
                  employment or Related Employment by reason of disability or retirement (as such terms are defined in the Plan and interpreted and administered by the Committee); or

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                           (ii) in such circumstances as the Committee, in its
                  sole discretion, shall deem appropriate if, since the Award Date, a Participant has been in the continuous employment of the Company or an Affiliate or has undertaken Related Employment.

                  (e) The share certificate, if any, issued in respect of a RSA shall be held in escrow by the Secretary of the Company during the period up to and including the date determined by the Committee pursuant to Paragraph 2(c) above, unless otherwise determined by the Committee.

         3. In the event of any change in the outstanding shares of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, subdivision or exchange of shares, sale by the Company of all or part of its assets, distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, or in the event a Participant (or the Participant's designated beneficiary) receives any shares, securities or other property in respect of the shares which have been awarded to a Participant (including, but not limited to, by way of a dividend or other distribution on such shares), any such shares, securities or other property received by a Participant (or a Participant's designated beneficiary) in respect of the shares awarded to such Participant shall, other than upon a Change In Control as defined in Article V, be subject to the Company's right to receive or cancel such shares, securities or other property from such Participant (or such Participant's designated beneficiary) as provided in Paragraph 2(c) above and the other terms, conditions and restrictions specified herein to the extent that, and in such manner as, the Committee shall determine, and if the Committee shall determine, in its sole discretion, that such a change equitably requires an adjustment in the terms of this Award, such adjustment may be made by the Committee. Any such determination by the Committee under this Paragraph 3 shall be final, binding and conclusive.

         4. If the Company, in its sole discretion, shall determine that the Company or an Affiliate or other person has incurred or will incur any obligation to withhold any United States federal, state, local or foreign income, employment or other taxes by reason of making of the Award to a Participant, the transfer of shares to a Participant (or the Participant's designated beneficiary) pursuant thereto or the lapse or release of the termination provisions contained in Paragraph 2(c) above with respect to a Participant's Award or any other restrictions upon such shares, such Participant (or such Participant's designated beneficiary) will, promptly upon demand therefor by the Company, pay to the Company or such Affiliate or other person any amount demanded by it for the purpose of satisfying such liability. If the amount so demanded is not promptly paid or if such Participant (or such Participant's designated beneficiary) shall fail to promptly provide the Company with any and all forms, documents or other information reasonably required by the Company in connection with the Award, the Company or its designee may refuse to permit the transfer of such shares and may, without further consent by or notice to such Participant (or such Participant's designated beneficiary), cancel the Award and the shares otherwise issuable under the Award.

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SECTION III

                    MASTER AGREEMENT PROVISIONS RELATING TO
                         A GRANT OF A STOCK OPTION UNDER
                         THE 1989 UK STOCK OPTION SCHEME
              (AND NOT QUALIFYING AS AN INCENTIVE STOCK UK OPTION)

         1. Sections III and V of this Master Agreement, together with an Award Schedule referring to Section III of this Master Agreement, and applicable provisions of the 1989 UK Stock Option Scheme (the "Scheme"), shall contain all the terms of a specific UK Stock Option ("UK Option(s)") issued to a Participant. Each Award Schedule shall specify the number of shares subject to the UK Option, the UK Option Date of Grant, the UK Option Exercise Date(s), the UK Option Exercise Price and any additional terms applicable to the UK Option. Such additional terms may address any matter deemed appropriate by the Committee or its delegate and may include terms not contained in this Master Agreement and/or may delete terms contained in this Master Agreement.

         2. Subject to the provisions of this Master Agreement and the applicable provisions of the Plan, a Participant may exercise this UK Option as follows:

                  (a) Unless otherwise determined by the Committee no part of this UK Option may be exercised before the first option Exercise Date listed in the Award Schedule or after the expiration of ten years from the Date of Grant set forth in the Award Schedule;

                  (b) At any time or times on or after the first option Exercise Date listed in the Award Schedule, a Participant may exercise this UK Option as to any number of shares which, when added to the number of shares as to which a Participant has theretofore exercised this UK Option, if any, will not exceed 25% of the total number of shares covered hereby;

                  (c) At any time or times on or after the second Option Exercise Date listed above, a Participant may exercise this UK Option as to any number of shares which, when added to the number of shares as to which a Participant has theretofore exercised this UK Option, if any, will not exceed 50% of the total number of shares covered hereby;

                  (d) At any time or times on or after the third Option Exercise Date listed above, a Participant may exercise this UK Option as to any number of shares which, when added to the number of shares as to which a Participant has theretofore exercised this UK Option, if any, will not exceed 75% of the total number of shares covered hereby; and

                  (e) At any time or times after the fourth Option Exercise Date listed above and thereafter through the tenth year after the Date of Grant hereof, a Participant may exercise this UK Option as to any number of shares which, when added to the number of shares as to which a Participant has theretofore exercised this UK Option, if any, will not exceed the total number of shares covered hereby.

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This UK Option may not be exercised for a fraction of a share.

         3. This UK Option may not be exercised by a Participant unless all of the following conditions are met:

                  (a) Legal counsel for the Company must be satisfied at the time of exercise that the issuance of shares upon exercise will be in compliance with the Securities Act of 1933, as amended, and applicable United States federal, state, local and foreign laws;

                  (b) The Participant must pay at the time of exercise the full subscription price for the shares being acquired hereunder, by (i) paying in cash in United States dollars (which may be in the form of a check); (ii) tendering shares owned by the Participant which have a fair market value equal to the full subscription price for the shares being acquired, such fair market value to be determined in such reasonable manner as may be provided from time to time by the Committee or as may be required in order to comply with the requirements of any applicable laws or regulations; (iii) if permitted by the Committee, by authorizing a third party to sell, on behalf of the Participant, the appropriate number of shares otherwise issuable to the Participant upon the exercise of the UK Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) tendering a combination of the forms of payment provided for in this Subparagraph; and

                  (c) The Participant must, at all times during the period beginning with the Date of Grant and ending on the date of such exercise, have been employed by the Company or an Affiliate (as defined in the Scheme) or have been engaged in a period of Related Employment (as defined in the Scheme). However, if a Participant ceases to be so employed or terminates a period of Related Employment by reason of a Participant's disability or retirement (as such terms are defined in the Scheme and interpreted and administered by the Committee) while holding this UK Option which has not expired and has not been fully exercised, a Participant may, at any time within five years of the date of the onset of such disability (but in no event after the expiration of this UK Option under Paragraph 2(a) above with respect to ten years from the Date of Grant), or in the case of retirement until the expiration of this UK Option under Paragraph 2(a), exercise this UK Option with respect to the number of shares, after giving full effect to the gradual vesting provisions of Paragraph 2 above, as to which a Participant could have exercised the UK Option on the date of the onset of such disability or retirement, or with respect to such number of shares adjusted pursuant to Clause 8 of the Scheme, and any remaining portion of this UK Option shall be canceled by the Company. In the event a Participant's employment by the Company and its Affiliates or a Participant's Related Employment terminates for reasons other than disability or retirement as described in this Subparagraph 3(c) or death as described in Paragraph 4 below, this UK Option shall be canceled by the Company.

         4. Except as otherwise determined by the Committee, a Participant may not sell, assign, transfer, pledge, hypothecate or otherwise dispose of this UK Option, except by will or the laws of descent and distribution and is exercisable during the Participant's lifetime only by a Participant. If a Participant or anyone claiming under or through a Participant attempts to violate this Paragraph 4, such attempted violation shall be null and void and

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without effect, and the Company's obligation to make any further payments hereunder shall terminate. If at the time of the Participant's death this UK Option has not been fully exercised, the Participant's estate or any person who acquires the right to exercise this UK Option by bequest or inheritance or by reason of the Participant's death may, at any time within five years after the date of the Participant's death (but in no event after the expiration of this UK Option under Paragraph 2(a) above with respect to ten years from the Date of Grant or expiration under the time periods described in Paragraph 3(c) above with respect to disability or retirement), exercise this UK Option with respect to the number of shares, after giving full effect to the gradual vesting provisions of Paragraph 2 above, as to which a Participant could have exercised this UK Option at the time of the Participant's death, or such number of shares adjusted pursuant to Clause 8 of the Scheme, and any remaining portion of this UK Option shall be canceled by the Company. The Committee may, in its discretion, provide the Participant's estate, or any person acquiring the right to exercise this Option upon the Participant's death, a minimum of six months to exercise this Option without regard to the expiration of this Option under Paragraph 3(a) above. The applicable requirements of Paragraph 3 above must be satisfied at the time of such exercise.

         5. In the event of any change in the outstanding shares of the Company by reason of any stock split, stock dividend, split-up, recapitalization, merger, consolidation, rights offering, reorganization, combination, subdivision or exchange of shares, sale by the Company of all or part of its assets, distribution to shareholders other than a normal cash dividend or other extraordinary or unusual event occurring after the Date of Grant specified above and prior to its exercise in full, the Committee shall make such adjustment in the number and kind of shares for which this UK Option may then be exercised and the subscription price per share as may be determined to be appropriate by the Committee, in its sole discretion, subject to the prior approval of the Inland Revenue in writing, so as to reflect such change, and such adjustments shall be final, conclusive and binding for all purposes of the Plan, this Master Agreement and any Award Schedule. In the event that the Company or any of its Affiliates is a participant in a corporate merger, consolidation or other similar transaction, neither the Company nor such Affiliate shall be obligated to cause any other participant in such transaction to assume this UK Option or to substitute a new option for this UK Option.

         6. It shall be a condition to the obligation of the Company to furnish shares upon exercise of this UK Option (a) that a Participant (or any person acting under Paragraph 4 above) pay to the Company or its designee, upon its demand, in accordance with Clause 5(b) of the Scheme, such amount as may be demanded for the purpose of satisfying its obligation or the obligation of any of its Affiliates or other person to withhold United Kingdom taxes, United States federal, state, local or foreign income, employment or other taxes incurred by reason of the exercise of this UK Option or the transfer of shares thereupon and (b) that a Participant (or any person acting under Paragraph 4 above) provide the Company with any forms, documents or other information reasonably required by the Company in connection with the grant. If the amount requested for the purpose of satisfying the withholding obligation is not paid, the Company may refuse to furnish shares upon exercise of this UK Option.

         7. It is hereby certified that this instrument falls within category L in the Schedule to the Stamp Duty (Exempt Instruments) Regulations 1987.

         8. The terms of this UK Option are subject to the terms of the Scheme, which provides that the Committee may at any time alter or add to the terms of any UK Option granted under the Scheme, and if such an alteration or amendment is made at a time when the Scheme is approved by the Inland Revenue under
Schedule 9 to the Taxes Act 1988, the approval will not thereafter have effect unless the Inland Revenue has approved the alteration or addition; provided that no alteration or addition to the terms of any UK Option granted under the Scheme (other than one which causes the Scheme to cease to hold Inland Revenue approval under Schedule 9) shall adversely affect in a material manner any right of a Participant with respect to any UK Option granted hereunder without a Participant's written consent, unless the Committee determines in its sole discretion that there have occurred or are about to occur significant changes in a Participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its sole discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, Affiliate, division or department thereof, on the Plan, the Scheme or on this UK Option. The Committee reserves the right to make amendments which will result in the Inland Revenue approval not having effect if it in its sole discretion considers that this is in the interests of the Company or any of its Affiliates.

SECTION IV

                    MASTER AGREEMENT PROVISIONS RELATING TO
                          AWARDS OF A LETTER OF INTENT

         1. Sections IV and V of this Master Agreement, together with an Award Schedule referring to Section IV of this Master Agreement, shall contain the terms of a specific Letter of Intent ("LOI") issued to a Participant. Each Award Schedule shall specify the number of shares to be awarded, the LOI Date, the Expiration Date and any additional terms applicable to the Award. Such additional terms may address any matter deemed appropriate by the Committee or its delegate and may include terms not contained in this Master Agreement and/or may delete terms contained in this Master Agreement.

         2. Subject to the provisions of the Plan and the following terms, conditions and restrictions herein set forth, the Company will issue to a Participant a certificate for the number of shares specified in an Award Schedule as promptly as practicable after the last day of a period of four years from the LOI Date (the "Restricted Period"):

                  (a) Except as otherwise determined by the Committee, rights under this LOI may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, on or before the last day of the Restricted Period and prior to the subsequent issuance to a Participant (or, in the event of a Participant's death, the Participant's designated beneficiary) of a certificate for such shares free of any legend or other transfer restriction relating to the terms, conditions and restrictions provided for in this Master Agreement. If a Participant or anyone claiming under or through a Participant attempts to violate this Subparagraph 2(a), such attempted violation shall be null and void and without effect, and the Company's obligations hereunder shall terminate.

                  (b) If (i) a Participant's continuous employment with the Company and its Affiliates (as defined in the Plan) shall terminate for any reason on or before the last day of the Restricted Period, except for a period of Related Employment (as defined in the Plan), and except as provided in Paragraph 2(c) below, or (ii) within the period following the last day of the Restricted Period as determined by the Committee, a Participant (or such Participant's designated beneficiary) has not paid to the Company or such Affiliate or other person an amount equal to any United States federal, state, local or foreign income, employment or other taxes which the Company determines is required to be withheld in respect of such shares, or fails to provide such information as is described in Paragraph 4 below, then, unless the Committee determines otherwise, this LOI or portion thereof shall be automatically terminated, cancelled, and rendered null and void as of the last day of the Restricted Period without any action on the part of the Company.

                  (c) If a Participant shall, on or before the last day of the Restricted Period, die or have a termination of employment or Related Employment by reason of disability or retirement (as such terms are defined in the Plan and interpreted and administered by the Committee), or by reason of such other circumstances as the Committee, in its sole discretion, shall deem appropriate, after a Participant have been, since the LOI Date, in the continuous employment of the Company or an Affiliate or have undertaken Related Employment, the Committee, in its sole discretion, shall determine whether and to what extent, if any, the Company's right as specified in Paragraph 2(b) above (and in any and all other terms, conditions and restrictions imposed hereby) shall lapse and cease to be effective. The Company's right specified in Paragraph 2(b) above shall be exercisable at such time as to the remaining shares, if any.

                  (d) From time to time during the Restricted Period, the Company shall pay to a Participant an amount of cash equal to the regular quarterly cash dividend paid by the Company on a number of shares equal to the number of shares remaining to be issued to a Participant hereunder less any applicable United States federal, state, local or foreign income, employment or other taxes that the Company determines are required to be withheld therefrom. The Company's obligation to make such payment shall cease with respect to any shares at such time as the Company's right becomes exercisable with respect thereto pursuant to Paragraph 2(b) or 2(c) above.

         2. In the event of any change in the outstanding shares of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination, subdivision or exchange of shares, sale by the Company of all or part of its assets, distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event occurring after the LOI Date and on or before the last day of the Restricted Period and prior to the issuance of a share certificate to a Participant, the Committee shall make such adjustment in the number and kind of shares to be awarded as may be determined to be appropriate by the Committee, in its sole discretion, so as to reflect such change, and such adjustments shall be final, conclusive and binding for all purposes of the Plan, this Master Agreement and any Award Schedule.

         3. If the Company, in its sole discretion, shall determine that the Company or an Affiliate or other person has incurred or will incur any obligation to withhold any United States federal, state, local or foreign income, employment or other taxes by reason of the issuance or operation of this LOI, a Participant (or, in the event of a Participant's death, the legal representatives of a Participant's estate) will, promptly upon demand therefor by the Company, pay to the Company or such Affiliate or other person, in accordance with Subparagraph 18(f) of the Plan, any amount demanded by it for the purpose of satisfying such obligation. If the amount so demanded is not promptly paid or if a Participant (or, in the event of a Participant's death, the legal representatives of a Participant's estate) shall fail to promptly provide the Company with any and all forms, documents or other information reasonably required by the Company in connection with this LOI, the Company or its designee may refuse to permit the transfer of any shares and the distribution of any proceeds and may, without further consent by or notice to a Participant (or, in the event of a Participant's death, the legal representatives of a Participant's estate) cancel its agreement to issue to a Participant any shares and cancel any shares otherwise issuable hereunder.

SECTION V

                MASTER AGREEMENT COMMON PROVISIONS RELATING TO
                           MORE THAN ONE FORM OF AWARD

         1. Notwithstanding anything in this Master Agreement to the contrary (but subject to those provisions in Paragraph 3 or 4 below which could reduce payments hereunder as a result of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), upon a Change in Control (as applicable to a particular award), the awardholder shall immediately be:

                  (a) with respect to any Option or UK Option issued pursuant to the Option or UK Option provisions of this Master Agreement, 100% vested in the total number of shares covered thereby such that they shall be fully exercisable;

                  (b) with respect to any RSA issued pursuant to the RSA provisions of this Master Agreement, 100% vested in the total number of shares covered thereby such that they shall no longer be subject to any transfer restrictions imposed by this Master Agreement; and

                  (c) with respect to any LOI issued pursuant to the LOI provisions of this Master Agreement, entitled to receive the total number of shares covered thereby such that they shall no longer be subject to any restrictions on issuance imposed by this Master Agreement.

The Committee may not amend or delete this Section V of this Master Agreement in a manner that is detrimental to the awardholder, without his written consent.

         2. A "Change in Control" means the happening of any of the following:

                  (a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding common shares of the Company (the "Outstanding Company Common Shares") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that such beneficial ownership shall not constitute a Change in Control if it occurs as a result of any of the following acquisitions of securities:
         (A) any acquisition directly
         from the Company; (B) any acquisition by the Company or any corporation, partnership, trust or other entity controlled by the Company (a "Subsidiary"); (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; (D) any acquisition by an underwriter temporarily holding Company securities pursuant to an offering of such securities; (E) any acquisition by an individual, entity or group that is permitted to, and actually does, report its beneficial ownership on Schedule 13-G (or any successor schedule), provided that, if any such individual, entity or group subsequently becomes required to or does report its beneficial ownership on Schedule 13D (or any successor schedule), then, for purposes of this subsection, such individual, entity or group shall be deemed to have first acquired, on the first date on which such individual, entity or group becomes required to or does so report, beneficial ownership of all of the Outstanding Company Common Stock and Outstanding Company Voting Securities beneficially owned by it on such date; or (F) any acquisition by any corporation pursuant to a reorganization, merger or consolidation if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of Paragraph 2(c) are satisfied. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") became the beneficial owner of 25% or more of the Outstanding Company Common Shares or Outstanding Company Voting Securities as a result of the acquisition of Outstanding Company Common Shares or Outstanding Company Voting Securities by the Company which, by reducing the number of Outstanding Company Common Shares or Outstanding Company Voting Securities, increases the proportional number of shares beneficially owned by the Subject Person; provided, that if a Change in Control would be deemed to have occurred (but for the operation of this sentence) as a result of the acquisition of Outstanding Company Common Shares or Outstanding Company Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Outstanding Company Common Shares or Outstanding Company Voting Securities which increases the percentage of the Outstanding Company Common Shares or Outstanding Company Voting Securities beneficially owned by the Subject Person, then a Change in Control shall then be deemed to have occurred; or

                  (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation; or

                  (c) The consummation of a reorganization, merger, statutory share exchange, consolidation, or similar corporate transaction involving the Company or any of its direct or indirect Subsidiaries (each a "Business Combination"), in each case, unless, following such Business Combination, (i) the Outstanding Company Common Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination, continue to represent (either by remaining outstanding or being converted into voting securities of the resulting or surviving entity or any parent thereof) more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, a Subsidiary or such corporation resulting from such Business Combination or any parent or subsidiary thereof, and any Person beneficially owning, immediately prior to such Business Combination, directly or indirectly, 25% or more of the Outstanding Company Common Shares or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination (or any parent thereof) or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and
         (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination (or any parent thereof) were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such Business Combination; or

                  (d) The consummation of the sale, lease, exchange or other disposition of all or substantially all of the assets of the Company, unless such assets have been sold, leased, exchanged or disposed of to a corporation with respect to which following such sale, lease, exchange or other disposition (i) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation (or any parent thereof) entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Shares and Outstanding Company Voting Securities immediately prior to such sale, lease, exchange or other disposition in substantially the same proportions as their ownership immediately prior to such sale, lease, exchange or other disposition of such Outstanding Company Common Shares and Outstanding Company Voting Shares, as the case may be, (ii) no Person (excluding the Company and any employee benefit plan (or related trust)) of the Company or a Subsidiary or of such corporation or a subsidiary thereof and any Person beneficially owning, immediately prior to such sale, lease, exchange or other disposition, directly or indirectly, 25% or more of the Outstanding Company Common Shares or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of respectively, the then outstanding shares of common stock of such corporation (or any parent thereof) and the combined voting power of the then outstanding voting securities of such corporation (or any parent thereof) entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of such corporation (or any parent thereof) were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale, lease, exchange or other disposition of assets of the Company; or

                  (e) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

         3. This Paragraph 3 shall apply in the event of a Change in Control.

                  (a) In the event that any payment or benefit received or to be received by a Participant hereunder in connection with a Change in Control or termination of such Participant's employment (such payments and benefits, excluding Gross-Up Payment (as hereinafter defined), being hereinafter referred to collectively as the "Payments"), will be subject to the excise tax referred to in Section 4999 of the Code (the "Excise Tax"), then (i) in the case of a Participant who is classified in Band 70 (or its equivalent) or above immediately prior to such Change in Control (a "Tier 1 Employee"), the Company shall pay to such Tier 1 Employee, within five days after receipt by such Tier 1 Employee of the written statement referred to in paragraph (e) below, an additional amount (the "Gross Up Payment") such that the net amount retained by such Tier 1 Employee, after deduction of any Excise Tax on the Payments and any federal, state and local income and employment taxes and Excise Tax upon the Gross-Up Payment, shall be equal to the Payments and (ii) in the case of a Participant other than a Tier 1 Employee, the Payments shall be reduced to the extent necessary so that no portion of the Payments is subject to the Excise Tax but only if (A) the net amount of all Total Payments (as hereinafter defined), as so reduced (and after subtracting the net amount of federal, state and local income and employment taxes on such reduced Total Payments), is greater than or equal to (B) the net amount of such Total Payments without any such reduction (but after subtracting the net amount of federal, state and local income and employment taxes on such Total Payments and the amount of Excise Tax to which the Participant would be subject in respect of such unreduced Total Payments); provided, however, that the Participant may elect in writing to have other components of his or her Total Payments reduced prior to any reduction in the Payments hereunder.

                  (b) For purposes of determining whether the Payments will be subject to the Excise Tax, the amount of such Excise Tax and whether any Payments are to be reduced hereunder: (i) all payments and benefits received or to be received by the Participant in connection with such Change in Control or the termination of such Participant's employment, whether pursuant to the terms of this Master Agreement or any other plan, arrangement or agreement with the Company, any Person (as such term is defined in Paragraph 2(a) above) whose actions result in such Change in Control or any Person affiliated with the Company or such Person (all such payments and benefits, excluding the Gross-Up Payment and any similar gross-up payment to which a Tier 1 Employee may be entitled under any such other plan, arrangement or agreement, being hereinafter referred to as the "Total Payments"), shall be treated as "parachute payments" (within the meaning of Section 280G(b)(2) of the Code) unless, in the opinion of the Firm, such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of Section 280G(b)(2)(A) or Section 280G(b)(4)(A) of the Code;
         (ii) no portion of the Total Payments the receipt or enjoyment of which the Participant shall have waived at such time and in such manner as not to constitute a "payment" within the meaning of Section 280G(b) of the Code shall be taken into account; (iii) all "excess parachute payments" within the meaning of Section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of the Firm, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4)(B) of the Code) in excess of the Base Amount (within the meaning of Section 280G(b)(3) of the Code) allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax; and (iv) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Firm in accordance with the principles of Sections 280G(d)(3) and (4) of the Code and regulations or other guidance thereunder. For purposes of determining the amount of the Gross Up Payment in respect of a Tier 1 Employee and whether any Payments in respect of a Participant (other than a Tier 1 Employee) shall be reduced, a Participant shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation (and state and local income taxes at the highest marginal rate of taxation in the state and locality of such Participant's residence, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes) in the calendar year in which the Gross Up Payment is to be made (in the case of a Tier 1 Employee) or in which the Payments are made (in the case of a Participant other than a Tier 1 Employee). The Firm will be paid reasonable compensation by the Company for its services.

                  (c) In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, then an amount equal to the amount of the excess of the earlier payment over the redetermined amount (the "Excess Amount") will be deemed for all purposes to be a loan to the Tier 1 Employee made on the date of the Tier 1 Employee's receipt of such Excess Amount, which the Tier 1 Employee will have an obligation to repay to the Company on the fifth business day after demand, together with interest on such amount at the lowest applicable Federal rate (as defined in Section 1274(d) of the Code or any successor provision thereto), compounded semi-annually (the "Section 1274 Rate") from the date of the Tier 1 Employee's receipt of such Excess Amount until the date of such repayment (or such lesser rate (including zero) as may be designated by the Firm such that the Excess Amount and such interest will not be treated as a parachute payment as previously defined). In the event that the Excise Tax is finally determined to exceed the amount taken into account hereunder in calculating the Gross-Up Payment (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross Up Payment), within five business days of such determination, the Company will pay to the Tier 1 Employee an additional amount, together with interest thereon from the date such additional amount should have been paid to the date of such payment, at the Section 1274 Rate (or such lesser rate (including zero) as may be designated by the Firm such that the amount of such deficiency and such interest will not be treated as a parachute payment as previously defined). The Tier 1 Employee and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the amount of any Gross-Up Payment.

                  (d) As soon as practicable following a Change in Control, the Company shall provide to each Tier 1 Employee and to each other Participant with respect to whom it is proposed that Payments be reduced, a written statement setting forth the manner in which the Total Payments in respect of such Tier 1 Employee or other Participant were calculated and the basis for such calculations, including, without limitation, any opinions or other advice the Company has received from the Firm or other advisors or consultants (and any such opinions or advice which are in writing shall be attached to the statement).

         4. The terms of any RSA, Option or LOI (including terms under this Master Agreement or any Award Schedule) may be amended from time to time by the Committee in its sole discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of payments thereunder); provided, however, that no such amendment shall adversely affect in a material manner any right of a Participant under such RSA, Option or LOI without the written consent of such Participant, unless the Committee determines in its sole discretion that there have occurred or are about to occur significant changes in such Participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its sole discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division, or department thereof, on the Plan or on a RSA, Option or LOI under the Plan; provided, further, however, that the Committee shall not have the authority to amend any Option held by any executive officer of the Company as defined in Rule 3(b)(7) under the Securities Exchange Act of 1934, as amended, so that the amount of compensation an executive officer could receive is not based solely on an increase in the value of shares, or to otherwise amend any Award issued to such executive officer if the amendment would cause compensation payable thereunder to be nondeductible under Section 162(m) of the Code (or any successor provision) or regulations thereunder assuming such executive officer is a covered employee for purposes of such Section.

         5. Subject to the provisions of the Plan, a Participant may, by completing a form acceptable to the Company and returning it to the Corporate Secretary's Office in New York City, name a beneficiary or beneficiaries to receive any payment or exercise any rights to which such Participant may become entitled under an Award in the event of such Participant's death. A Participant may change his or her designated beneficiary or beneficiaries from time to time by submitting a new form to the Corporate Secretary's Office in New York City, to the extent permitted by law (for example, unless such Participant has made a prior irrevocable designation). If a Participant does not designate a beneficiary, or if no designated beneficiary is living on the date any amount becomes payable under an Award, such payment will be made to the legal representatives of such Participant's estate, which will be deemed to be the Participant's designated beneficiary under the Award.

         6. If the Company, in its sole discretion, shall determine that the listing upon any securities exchange or registration or qualification under any United States federal, state, local or foreign law of any shares to be delivered pursuant to an Award is necessary or desirable, delivery of such shares shall not be made in shares until such listing, registration or qualification shall have been completed. Until a certificate for some or all of the shares subject to an LOI is issued to a Participant, a Participant shall have no rights as a shareholder of the Company and, in particular, shall not be entitled to vote such shares or to receive any dividend or other distribution paid in respect thereof.

         7. Notwithstanding anything to the contrary contained herein, the Committee, in its sole discretion, may approve and the Company may issue RSAs, Options, UK Options, or LOIs that are not governed by the provisions contained in this Master Agreement.

         8. Any action taken or decision made by the Company, the Board, or the Committee or its delegates arising out of or in connection with the construction, administration, interpretation or effect of any provision of the Plan, the Scheme or this Master Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on the Participant and all persons claiming under or through the Participant. By receipt of such Awards or other benefit under the Plan, the Participant and each person claiming under or through the Participant shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan or the Scheme, by the Company, the Board or the Committee or its delegates.

         9. The validity, construction, interpretation, administration and effect of the Plan or the Scheme and of its rules and regulations, and rights relating to the Plan or the Scheme, and to any Award issued under this Master Agreement, shall be governed by the substantive laws, but not the choice of law rules, of the State of New York, in the United States of America.

         10. The Committee may rescind, without further notice to the Participant, any Award issued to the Participant under the Plan in duplicate, or in error, as determined in the sole discretion of the Committee.

         11. Any Award issued under this Master Agreement is subject to the terms of the Detrimental Conduct Provisions established by the Committee, and as from time to time amended.